Exhibit 10.26(a)

FIRST AMENDMENT TO R & D EQUIPMENT UTILIZATION AGREEMENT

This First Amendment to R & D Equipment Utilization Agreement (this “Amendment”) is entered into as of December 30, 2005 by and between Hynix Semiconductor, Inc. (“Hynix”) and MagnaChip Semiconductor Ltd. (“NewCo”) (each a “Party”, and collectively the “Parties”).

WHEREAS, the Parties are parties to that certain R & D Equipment Utilization Agreement dated as of October 6, 2004 (the “Agreement”), and wish to amend the Agreement as set forth below.

NOW, THEREFORE, the Parties agree as follows:

1.	Section 9.1 is hereby amended and restated in its entirety as follows:

“Hynix shall invoice NewCo on the last day of each calendar month for the fees for the use and/or services provided under Article 6 for such calendar month, which invoices shall specify the use and/or services provided for the applicable month and the amount of fees for such use and/or services calculated in accordance with Article 6. By the twentieth-fifth (25th) day of the next calendar month following the invoice, NewCo shall pay the invoiced amount and value added tax thereto to Hynix’s designated account by means of a wire transfer in immediately available funds. All payments hereunder shall be made in Korean Won.”

2.	Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

3.	Wherever necessary, all terms of the Agreement are hereby amended to be consistent with the terms of this Amendment. Except as set forth herein, the Agreement remains in full force and effect according to its terms.

4.	This Amendment shall become effective from the 6th of October, 2004.

5.	This Amendment shall be governed by, and shall be construed in accordance with, the laws of Korea.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Amendment as of the date first set forth above.

MagnaChip Semiconductor, Ltd.

By:
Name:	Youm Huh
Title:	President & Chief Executive Officer

Hynix Semiconductor, Inc.

By:
Name:
Title:

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